SCHEDULE 14C INFORMATION

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Securities Exchange Act of 1934

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GuideStone Funds

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GUIDESTONE FUNDS

MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Global Bond Fund, Strategic Alternatives Fund, Defensive Market Strategies Fund, Impact Bond Fund, Impact Equity Fund, Equity Index Fund, Global Real Estate Securities Fund, Value Equity Index Fund, Value Equity Fund, Growth Equity Index Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

November 1, 2023

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to all series of GuideStone Funds (the “Trust”). GuideStone Financial Resources of the Southern Baptist Convention, the holder of a majority of the outstanding voting securities of the Trust, has approved the election of both Jill R. Rayburn and Brandon Pizzurro to the Board of Directors of the Trust.

We are not asking you for a proxy, and you are requested not to send us a proxy. If you have any questions, please call 1-888-GS-FUNDS (1-888-473-8637), and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

/s/ David S. Spika
David S. Spika
President

GUIDESTONE FUNDS

MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Global Bond Fund, Strategic Alternatives Fund, Defensive Market Strategies Fund, Impact Bond Fund, Impact Equity Fund, Equity Index Fund, Global Real Estate Securities Fund, Value Equity Index Fund, Value Equity Fund, Growth Equity Index Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF

INFORMATION STATEMENT

This notice provides only an overview of the more complete Information Statement that is available to you on the Internet related to all series of GuideStone Funds (the “Trust”) (each, a “Fund” and collectively, the “Funds”). We encourage you to access and review all of the important information contained in this Information Statement, available online at: GuideStoneFunds.com/Fund-Literature.

The Information Statement discusses actions that have been taken with respect to the Funds. GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), the holder of a majority of the outstanding voting securities of the Trust, has approved the election of both Jill R. Rayburn and Brandon Pizzurro to the Board of Directors of the Trust.

This Notice of Internet Availability of the Information Statement is being mailed on or about November 1, 2023, to the shareholders of record of each Fund as of September 15, 2023. The full Information Statement will be available to view and print on the Trust’s website at GuideStone.com/Fund-Literature until at least 90 days from the date of this Notice and the Information Statement. A paper or email copy of the full Information Statement may be obtained, without charge, by contacting the Trust at 1-888-GS-FUNDS (1-888-473-8637). If you would like to receive a paper or email copy of the full Information Statement, you must request one.

If you are a member of a household in which multiple shareholders of the Funds share the same address, and the Funds or your broker or bank (for “street name” accounts) have received consent to household material, then the Funds or your broker or bank may have sent to your household only one copy of this Notice of Internet Availability of Information Statement, unless the Funds or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Notice of Internet Availability of Information Statement, the Funds will deliver promptly a separate copy of this Notice of Internet Availability of Information Statement to you upon written or oral request.

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To receive a separate copy of this Notice of Internet Availability of Information Statement, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152 or by calling 1-888-GS-FUNDS (1-888-473-8637). If you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

We are not asking you for a proxy, and you are requested not to send us a proxy.

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GUIDESTONE FUNDS

MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Global Bond Fund, Strategic Alternatives Fund, Defensive Market Strategies Fund, Impact Bond Fund, Impact Equity Fund, Equity Index Fund, Global Real Estate Securities Fund, Value Equity Index Fund, Value Equity Fund, Growth Equity Index Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

Important Notice Regarding the

Availability of Information Statement

The Information Statement is available at GuideStoneFunds.com/Fund-Literature.

November 1, 2023

This document is an Information Statement for shareholders of all series (each, a “Fund” and collectively, the “Funds”) of GuideStone Funds (the “Trust”).

GuideStone Capital Management, LLC (“GSCM” or the “Adviser”) serves as the investment adviser to the Trust and is located at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152. The Trust’s principal underwriter is Foreside Funds Distributors LLC, whose principal office is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. BNY Mellon Investment Servicing (US) Inc. serves as the Trust’s transfer agent and is located at 103 Bellevue Parkway, Wilmington, Delaware 19809. The Northern Trust Company serves as the Trust’s administration and fund accounting agent and is located at 333 South Wabash Avenue, Chicago, Illinois 60604. The Notice of Internet Availability of Information Statement is being mailed on or about November 1, 2023, to the shareholders of record of each Fund as of September 15, 2023 (the “Record Date”).

The Trust has obtained the written consent of GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) in lieu of a shareholder meeting to elect both Jill R. Rayburn and Brandon Pizzurro to the Board of Directors of the Trust (the “Board” or the “Directors”), effective January 1, 2024. As disclosed in the Trust’s prospectus, GuideStone Financial Resources at all times directly or indirectly owns, controls or holds with power to vote of at least 60% of the outstanding shares of the Trust. The Funds will refuse to accept any investment that would result in a change of such control. As of the date of its approvals,

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GuideStone Financial Resources directly or indirectly owned, controlled or held with power to vote of at least 60% of each Fund’s shares. This means that GuideStone Financial Resources, which is an affiliate of the Adviser, controls the vote on any matter that requires shareholder approval. Therefore, in accordance with the Trust’s governing documents, the election of both Dr. Rayburn and Mr. Pizzurro has been approved by shareholders.

This Information Statement is provided solely for information purposes. This is not a proxy statement. We are not asking you for a proxy, and you are requested not to send us a proxy.

The Funds will bear the expenses incurred in connection with preparing this Information Statement. The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended.

You may obtain a copy of the Trust’s annual report to shareholders and the most recent semi-annual report, free of charge, by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, by calling toll free at 1-888-GS-FUNDS (1-888-473- 8637) or by going to the website at GuideStoneFunds.com.

Appendix A lists the shares of each Fund issued and outstanding as of the Record Date. Appendix B lists the shareholders who owned beneficially or of record 5% or more of the shares of each class of the Funds as of the Record Date. To the knowledge of the Adviser, executive officers and Directors of the Trust, as a group, owned less than 1% of the outstanding shares of each class of each Fund as of the Record Date.

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I.	All Funds: Election of Directors to the Board

A.	Overview

GuideStone Financial Resources, as holder of a majority of the outstanding voting securities of the Trust, has elected both Jill R. Rayburn and Brandon Pizzurro to the Board, effective January 1, 2024. The Trust’s Amended and Restated Trust Instrument, dated August 1, 2023, provides that Dr. Rayburn and Mr. Pizzurro will hold office until her or his resignation, removal or mandatory retirement. Dr. Rayburn will serve on the Board as an independent Director (“Independent Director”) because she is not an “interested person” of the Trust as the term “interested person” is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”). Mr. Pizzurro will serve on the Board as an interested Director (“Interested Director”) because he is an “interested person” of the Trust as the term “interested person” is defined in Section 2(a)(19) of the 1940 Act.

B.	Information Regarding the Board of Directors

The operations of each Fund are under the supervision of the Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. Upon effectiveness of the election of both Dr. Rayburn and Mr. Pizzurro, the Board will be comprised of nine individuals: Mr. Pizzurro, Interested Director, and James D. Caldwell, Thomas G. Evans, William Craig George, Grady R. Hazel, Deanna A. Mankins, David B. McMillan, Ronald D. Murff and Dr. Rayburn, each of whom is an Independent Director. Mr. George serves as Chairman of the Board. During the fiscal year ended December 31, 2022, the Board held four regular meetings and two special meetings. All of the Directors who served during the entirety of the previous fiscal year, attended at least 75% of the Board and Committee meetings, as applicable, held during that period. Unlike public operating companies, mutual funds do not typically hold annual shareholder meetings. Accordingly, the Trust does not have a policy pertaining to attendance at annual shareholder meetings by members of the Board.

The Directors (upon the effectiveness of the election of both Dr. Rayburn and Mr. Pizzurro), their years of birth, business addresses and principal occupations and directorships during the past five years are set forth in the following table.

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Name (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Directorships Held by Director During Past 5 Years[2]
INDEPENDENT DIRECTORS
James D. Caldwell (1955) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Director	Since 2023	Executive Vice President of TRT Holdings, Inc. (holding company of Omni Hotels), 2018 – present; Chief Executive Officer of Origins Behavioral Healthcare, LLC, 2018 – present; Chief Executive Officer and President of Omni Hotels and Resorts, 1996 – 2018.	27	None
Thomas G. Evans (1961) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Director	Since 2020	President and Owner, Encompass Financial Services, Inc., 1985 – present; Trustee, GuideStone Financial Resources, 2010 – 2018.	27	None
William Craig George (1958) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Director	Since 2004	Senior Vice President and Regional Credit Officer, First National Bank, 2017 – present.	27	None
Grady R. Hazel (1947) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Director	Since 2011	Chief Financial Officer, The Dunham School, 2015 – present; Certified Public Accountant, 1978 – present.	27	None
Deanna A. Mankins (1971) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Director	Since 2023	Chief Financial Officer, City of Zachary, 2019 – present; Tax Manager, Postlethwaite & Netterville, APAC, 2001 – 2019.	27	None
David B. McMillan (1957) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Director	Since 2019	Chief Executive Officer and Founder, Peridot Energy LLC, 2008 – present; Trustee, GuideStone Financial Resources, 2010 – 2018; Director, GuideStone Capital Management, LLC, 2011 – 2018; Director, GuideStone Investment Services and GuideStone Resource Management, Inc., 2014 – 2018.	27	None
Ronald D. Murff (1953) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Director	Since 2019	President, JKL Group, LLC, 2010 – present; Principal, Dalcor Companies, 2012 – present.	27	None

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Name (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Directorships Held by Director During Past 5 Years[2]
Jill R. Rayburn (1969) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Director	Since 2024	University General Counsel, North Greenville University, 2021 – present; Adjunct Professor, North Greenville University, 2009 – present; Managing Partner, Richey Family, GP; Richey Girls, GP, and Richey Development, GP, 2004 – present; Assistant Provost for Academic Outreach and Director of Professional Programs/Title IX Coordinator, North Greenville University, 2019 – 2020; Director Academic Engagement and Outreach, North Greenville University, 2017 – 2018.	27	None
INTERESTED DIRECTOR AND OFFICER
Brandon Pizzurro (1981) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Director	Since 2024[3]	Chief Investment Officer, GuideStone Financial Resources, 2024 – present; Director of Public Investments, GuideStone Financial Resources, 2021 – 2023; Portfolio Manager, GuideStone Financial Resources, 2019 – 2021; Senior Investment Analyst, GuideStone Financial Resources, 2017 – 2019.	27	None
OFFICERS WHO ARE NOT DIRECTORS[4]
Melanie Childers (1971) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President — Fund Operations and Secretary	Since 2014[5]	Managing Director, Fund Operations, GuideStone Financial Resources, 2014 – present.	N/A	N/A
Patrick Pattison (1974) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President and Treasurer	Since 2008	Chief Accounting Officer, GuideStone Financial Resources, 2015 – present.	N/A	N/A
Brandon Waldeck (1977) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 AML Compliance Officer	Since 2020	Senior Manager – Fraud Risk, GuideStone Financial Resources, 2019 – present; Director of Ethics Office Trade Monitoring, Fidelity Investments, 2001 – 2019.	N/A	N/A
Matthew A. Wolfe (1982) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Chief Compliance Officer and Chief Legal Officer	Since 2017[6]	Managing Director, Compliance and Legal, GuideStone Financial Resources, 2020 – present; Associate Counsel – Investment and Corporate Services, GuideStone Financial Resources, 2015 – 2020.	N/A	N/A

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Name (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Directorships Held by Director During Past 5 Years[2]
Erin Wynne (1981) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Assistant Treasurer	Since 2016	Director, Financial Reporting & Analysis, GuideStone Financial Resources, 2015 – present.	N/A	N/A
(1)

Each Independent Director serves until his or her resignation, removal or mandatory retirement. Each Interested Director serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the Board of Trustees of GuideStone Financial Resources, if applicable. All Directors must retire at the end of the calendar year in which they attain the age of 80 or after achieving 10 years of service, whichever occurs last. Officers serve at the pleasure of the Board of Directors.

(2)

Directorships not included in the Trust complex that are held by a director in any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the 1940 Act.

(3)

Mr. Pizzurro is an Interested Director due to his positions with the Trust, GuideStone Financial Resources, the Adviser and GuideStone Investment Services. He has served as an officer of the Trust since 2021.

(4)

The officers of the Trust are affiliates of the Adviser due to their positions with the Adviser, GuideStone Financial Resources, GuideStone Investment Services and/or GuideStone Resource Management, Inc.

(5)	Ms. Childers has served as Vice President – Fund Operations since 2014. She has served as Vice President – Fund Operations and Secretary since 2021.
(6)	Mr. Wolfe has served as Chief Legal Officer since 2017. He has served as Chief Compliance Officer (“CCO”) and Chief Legal Officer since 2020.

In addition to the information set forth in the directors and officers table and other relevant qualification, experience, attributes or skills applicable to a particular Director, the following provides further information about the qualifications and experience of each Director (including Dr. Rayburn and Mr. Pizzurro):

James D. Caldwell, JD. Mr. Caldwell is the Chief Executive Officer (“CEO”) of Origins Behavioral HealthCare and an Executive Vice President of TRT Holdings, Inc. (“TRT Holdings”), the parent company of Originals Behavioral HealthCare. During his tenure with TRT Holdings, Mr. Caldwell has served in several leadership roles, including Chief Executive Officer and President of Omni Hotels and Resorts for more than 15 years and President of TRT Holdings for over 12 years. He is currently Chairman of the Board of Directors of Advocates for Community Transformation (ACT) and serves on the Salvation Army Advisory Board for the North Texas Command Area. Mr. Caldwell holds a Bachelor of Business Administration degree in Accounting, with the highest honors, from The University of Texas and a Doctor of Jurisprudence, with honors, from The University of Texas. He is a certified public accountant (“CPA”) and a member of the State Bar of Texas. Mr. Caldwell was previously a member of the Board of Trustees of GuideStone Financial Resources from 2004 to 2010.

Thomas G. Evans. Mr. Evans is President and Owner of Encompass Financial Services, Inc. He currently serves on the Board of Directors for i2E and Chairman of the Board of Directors for Leadership Oklahoma. Mr. Evans has also served as Chairman of the Board of Directors for the Baptist Foundation of Oklahoma and a member of the Board of Directors of the Pioneer Spirit Foundation. Mr. Evans holds a Bachelor of Science degree in Business Administration from Northwestern Oklahoma State University and a Master of Business Administration degree from Marylhurst University. Mr. Evans was previously a member of the Board of Directors of GuideStone Financial Resources and an Interested Director of the Board of the Trust.

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William Craig George. Mr. George has been the Chairman of the Board since January 2015 and a member of the Board since September 2004. He has been employed with First National Bank since 2017 and currently serves as Senior Vice President and Regional Credit Officer. In his role with First National Bank, Mr. George underwrites and approves loans and oversees bank loan policy and bank lending compliance. He has served on the board of the Pregnancy Life Care Center of Raleigh and on the Allocations Committee of Triangle United Way. Mr. George holds a Bachelor of Science degree in Business Administration from the University of North Carolina at Chapel Hill.

Grady R. Hazel. Mr. Hazel serves as the Chief Financial Officer (“CFO”) at The Dunham School and is self-employed as a CPA. He is currently Chairman of the Board of Directors of Stonetrust Commercial Insurance Company and is also Chairman of the Audit Committee of the Board. In addition, he serves on the Board of Directors of Neighbors Federal Credit Union, and he is a board member for the State Board of Certified Public Accountants of Louisiana. Mr. Hazel is a CPA and a Chartered Global Management Accountant (CGMA). Mr. Hazel holds a Bachelor of Science degree and a Master of Business Administration degree both from Louisiana State University.

Deanna A. Mankins. Ms. Mankins is the CFO for the City of Zachary, Louisiana, since 2019. Prior to this, she served as the Tax Manager for Postlethwaite & Netterville, APAC, where she was employed for over 21 years. She also serves as the Treasurer for the Foundation Assisting Zachary Education. Ms. Mankins is a CPA. She holds a Bachelor of Science degree in Accounting, magna cum laude, from Louisiana State University.

David B. McMillan. Mr. McMillan is the CEO and Founder of Peridot Energy LLC, which today primarily provides senior management and consulting services to startup companies, since 2008. Mr. McMillan has previously served as a member of the Board of Directors of GuideStone Financial Resources from 2010 to 2018, where he was Chairman of the Audit Committee from 2013 to 2018; member of the Board of Directors of GSCM from 2011 to 2018, where he served as Chairman from 2013 to 2018; Chairman of the Board of Directors of GuideStone Investment Services from 2014 to 2018; and Chairman of the Board of Directors of GuideStone Resource Management, Inc. from 2014 to 2018. He holds a Bachelor of Science degree in Chemical Engineering, cum laude, from Texas A&M University. In addition, Mr. McMillan is a member of the American Institute of Chemical Engineers.

Ronald D. Murff. Mr. Murff is the President of JKL Group, LLC, a private investment firm in Dallas, Texas. He is also a Principal of Dalcor Companies, which is active in multi-family housing, where he has served since 2012. Previously, he worked in the banking industry, including spending more than 20 years with Guaranty Bank, a $17 billion bank operating in Texas and California. He served in several executive roles, including President of the Retail Banking Group and CFO, and was responsible for coordinating the spinoff of the bank from its parent company in late 2007. Mr. Murff serves on the boards of the Baylor University Medical Center, Baylor Research Institute, Southwest Transplant Alliance and Accutex Investments/Highland Residential Mortgage. He served on the Board of Regents of Baylor University from 2009 to 2018, serving as chair of several committees and then Chairman of the Board in 2016 and 2017. Mr. Murff has previously served as a trustee of GuideStone Financial Resources from June 2003 through October 2010, as an advisory director for Baylor University’s Hankamer School of Business and has served

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as a board member for the Federal Home Loan Bank of Dallas and the Ladybird Johnson Wildflower Center in Austin, Texas. He holds a Bachelor of Business Administration degree in Accounting from Baylor University.

Brandon Pizzurro, CFP®. Mr. Pizzurro is President of the Trust, President and Chief Investment Officer of the Adviser and serves as Chief Investment Officer of GuideStone Financial Resources. He leads the GuideStone Financial Resources’ investments line of business, chairs GuideStone Financial Resources’ Committee on Faith-Based Investing, oversees the management of unregistered alternative investments held by GuideStone Financial Resources and is member of other committees of GuideStone and GSCM. Prior to his current role, Mr. Pizzurro was Director of Public Investments and the principal portfolio manager for the Funds, where he directed manager research, selection, ongoing monitoring and due diligence and is responsible for leading the analyst research team and investment process of the Adviser. He joined the GuideStone organization in 2017 as a Senior Investment Analyst, where he performed quantitative and qualitative analysis, including research and recommendations regarding Fund structure and composition, on the Funds. Mr. Pizzurro holds a Bachelor of Business Administration degree with a double major in Finance and Real Estate from Baylor University. He is a CERTIFIED FINANCIAL PLANNERTM certificant and a member of both the CFA Institute and the CFA Society of Dallas/Fort Worth.

Jill R. Rayburn, JD. Dr. Rayburn serves as the University General Counsel for North Greenville University, since 2021. In addition, she currently serves North Greenville University as an adjunct professor from 2009 to present, Assistant Provost for Academic Outreach and Director of Professional Programs/Title IX Coordinator from 2019 to 2020 and Director of Academic Engagement and Outreach from 2017 to 2018. Dr. Rayburn is the Managing Partner for Richey Family, GP, Richey Girls, GP and Richey Development, GP, each of which is a real estate and investment development company, since 2004. She holds a Bachelor of Arts, summa cum laude, in Political Science/History with a minor in Economics from King College and a Doctor of Jurisprudence, with honors, from the University of Memphis Cecil C. Humphrey School of Law.

Board Role in Risk Oversight. The Board’s role with respect to the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management. Examples of prominent risks include investment risk, liquidity risk, regulatory and compliance risks, operational risks, accounting risks, valuation risks, service provider risks and legal risks. As part of its oversight role, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, interacts with and receives reports from senior personnel of service providers, including the Chief Investment Officer of the Adviser (or a senior representative of the Adviser) and portfolio management personnel. The Board receives periodic presentations and reports from the Risk Manager and other senior personnel of the Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as accounting, administration, anti-money laundering, cybersecurity, derivatives, liquidity, valuation, personal trading, investment research and securities lending. The Board also receives reports from counsel to the Trust and the Independent Directors’ own independent legal counsel regarding regulatory compliance and

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governance matters. The Board interacts with and receives reports from the CCO, and in connection with each scheduled meeting, the Trust’s Independent Directors meet separately from the Adviser and Trust management, with the CCO and independent legal counsel, on regulatory compliance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Board Leadership Structure. The Chairman of the Board is an Independent Director and holds no management position with the Trust or its Adviser, sub-advisers or service providers. The Board has determined that its leadership structure, in which the Chairman of the Board is an Independent Director, along with the Board’s majority of Independent Directors, is appropriate in light of the services provided to the Trust and provides the best protection against conflict of interests with the Trust’s Adviser and service providers.

Information About Each Director’s Qualifications, Experience, Attributes or Skills. GuideStone Financial Resources primarily provides financial products and services to persons and organizations associated with the Southern Baptist Convention. In accordance with the Trust’s organizational documents, all Directors must be active members of a Baptist church in friendly cooperation with the Southern Baptist Convention as defined in the Southern Baptist Convention Constitution. The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accounting, banking, brokerage, finance or ministry); public service or academic positions; experience from service as a board member (including the Board); senior level positions in Southern Baptist Convention member organizations such as churches or hospitals; or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, as well as other life experiences. In identifying and evaluating nominees for the Board, the Nominating Committee of the Board also considers how each nominee would affect the composition of the Board. In seeking out and evaluating nominees, each candidate’s background is considered in light of existing board membership. The ultimate goal is a board consisting of directors with a diversity of relevant individualized expertise. In addition to providing for Board synergy, this diversity of expertise allows Directors to provide insight and leadership within the Board’s committee structure.

While the Board has not adopted a specific policy on diversity, it takes overall diversity into account when considering and evaluating nominees for Director. The Board generally considers the manner in which each Director’s professional experience, background, skills and other individual attributes (such as involvement in Southern Baptist and other evangelical missions and ministries) will contribute to the effectiveness of the Board.

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Committees. Currently, the Board has an Audit Committee, Compliance and Risk Committee, Investment Management Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

Audit Committee. The Board has an Audit Committee comprised only of the Independent Directors, Dr. Rayburn (effective January 1, 2024), Ms. Mankins and Messrs. Caldwell, Evans, George, Hazel, McMillan and Murff. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) appoint the Trust’s independent auditors; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements, which are the subject of the independent auditors’ certifications; and (4) review with such independent auditors the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. During the fiscal year ended December 31, 2022, there were three meetings of the Audit Committee.

Compliance and Risk Committee. The Board has a Compliance and Risk Committee comprised of Ms. Mankins and Messrs. Caldwell and Evans, all of whom are Independent Directors. Pursuant to its charter, the Compliance and Risk Committee has the responsibility, among other things, to (1) oversee generally the management of the Trust’s operational, information security, compliance, regulatory, strategic, reputational and other risks; (2) oversee generally matters relating to the Trust’s compliance controls and related policies and procedures; and (3) act as a liaison between the CCO and the full Board when necessary and appropriate. The Compliance and Risk Committee was established in February 2015. During the fiscal year ended December 31, 2022, there were four meetings of the Compliance and Risk Committee.

Investment Management Committee. The Board has an Investment Management Committee comprised of only Independent Directors, Messrs. George, Hazel, McMillan and Murff. Pursuant to its charter, the Investment Management Committee has the responsibility, among other things, to (1) review information in consideration of investment advisory and sub-advisory agreements; (2) make recommendations to the Board regarding the initial approval, reapproval or termination of investment advisory or sub-advisory agreements; (3) monitor sub-advisers to identify those that may require review by the Trust’s management or further discussion or review by the Board; and (4) serve as a liaison between the Trust’s management and the Board involving changes in Fund investment objectives and strategies, changes at the Adviser or sub-advisers and other material developments related to the investment management of the Funds that may warrant Board consideration. The Investment Management Committee was established in August 2011. During the fiscal year ended December 31, 2022, there were five meetings of the Investment Management Committee.

Nominating Committee. The Board has a Nominating Committee, comprised only of the Independent Directors, Dr. Rayburn (effective January 1, 2024), Ms. Mankins and Messrs. Caldwell, Evans, George, Hazel, McMillan and Murff. Pursuant to its charter, the Nominating Committee is responsible for the nomination of candidates to serve as Directors. The Trust’s governing documents provide that only shareholders, by a vote of a majority of the outstanding shares, may fill vacancies in the Board or otherwise elect a Director. The Trust documents further provide that the selection and nomination of persons to fill vacancies on the Board to serve as Independent Directors shall be committed to the discretion of the Independent Directors then

10

serving, provided that shareholders may also nominate and select persons to serve in these positions. During the fiscal year ended December 31, 2022, there were two meetings of the Nominating Committee.

In proposing a nominee, the Nominating Committee considers certain criteria, including, but not limited to, the general knowledge, background and experience of the nominee. Specifically, the Nominating Committee considers whether the nominee possesses a high level of integrity, appropriate experience and a commitment to fulfill the fiduciary duties inherent in Board membership. The Nominating Committee also considers the extent to which a candidate possesses sufficiently diverse skill sets and characteristics that would contribute to the Board’s overall effectiveness. In determining potential candidates’ qualifications for Board membership, the Committee may consider all factors it determines to be relevant to fulfilling the role of being a member of the Board. The Nominating Committee may consider potential candidates for nomination identified by one or more shareholders of the Trust. Shareholders owning 50% or more of the outstanding voting securities of the Trust can submit recommendations in writing to the attention of Melanie Childers, Vice-President – Fund Operations and Secretary, GuideStone Funds, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152.

Securities and Other Interests. The following table sets forth the dollar range of equity securities beneficially owned by each Director (including Dr. Rayburn and Mr. Pizzurro) in all of the Funds (which for each Director comprise all registered investment companies within the Trust’s family of investment companies overseen by him or her), as of September 30, 2023.

Name of Director	Dollar Range of Equity Securities in each Portfolio of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INTERESTED DIRECTOR AND OFFICER
Brandon Pizzurro

$10,001-$50,000 in the MyDestination 2055 Fund

$10,001-$50,000 in the Impact Bond Fund

$10,001-$50,000 in the Impact Equity Fund

$10,001-$50,000 in the Strategic Alternatives Fund

$10,001-$50,000 in the Defensive Market Strategies Fund

$10,001-$50,000 in the Global Real Estate Securities Fund

$10,001-$50,000 in the Value Equity Fund

$10,001-$50,000 in the Growth Equity Fund

$10,001-$50,000 in the Small Cap Equity Fund

$10,001-$50,000 in the International Equity Fund

$10,001-$50,000 in the Emerging Markets Equity Fund

Over $100,000
INDEPENDENT DIRECTORS
James D. Caldwell	NONE	NONE
Thomas G. Evans	Over $100,000 in MyDestination 2025 Fund	Over $100,000
William Craig George	NONE	NONE
Grady R. Hazel	Over $100,000 in the Defensive Market Strategies Fund	Over $100,000
Deanna A. Mankins	NONE	NONE
David B. McMillan	$10,001-$50,000 in the Money Market Fund $50,001-$100,000 in the Equity Index Fund Over $100,000 in the Growth Equity Fund	Over $100,000

11

Name of Director	Dollar Range of Equity Securities in each Portfolio of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Ronald D. Murff	Over $100,000 in the Aggressive Allocation Fund Over $100,000 in the Growth Equity Fund Over $100,000 in the Small Cap Equity Fund	Over $100,000
Jill R. Rayburn	$1-$10,000 in the MyDestination 2035 Fund	$1-$10,000

As a group, the Directors and officers of the Trust owned less than 1% of each Class of a Fund, as of September 30, 2023.

As of September 30, 2023, the Independent Directors or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Trust’s Adviser, sub-advisers or underwriter, or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser, sub-advisers or underwriter.

Compensation. The Trust currently pays no compensation to the Directors, but effective January 1, 2024, the Trust will begin compensating the Independent Directors. In addition, the Trust reimburses the Directors for any expenses incurred in attending meetings. The Trust does not compensate the officers for the services they provide to the Funds.

Other Information. Mr. Murff’s spouse is a participant in the Southern Baptist Churches 403(b)(9) Retirement Plan established and maintained by GuideStone Financial Resources.

II.	Additional Information

Shareholder Communications. The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Director, the communication should be submitted in writing to Melanie Childers, Vice President – Fund Operations and Secretary, GuideStone Funds, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, who will forward such communication to the Director(s).

Multiple Shareholders in a Household. If you are a member of a household in which multiple shareholders of the Fund(s) share the same address, and the Fund(s) or your broker or bank (for “street name” accounts) has received consent to household material, then the Fund(s) or your broker or bank may have sent to your household only one copy of the Notice of Internet Availability of Information Statement (the “Materials”), unless the Fund(s) or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Materials, the Fund(s) will deliver promptly a separate copy of the Materials to you upon written or oral request. To receive a separate copy of the materials, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152 or by calling 1-888-GS-FUNDS (1-888-473-8637). On the other hand, if you are now receiving multiple copies of

12

these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

By Order of the Board of Directors,

/s/ Melanie Childers
Melanie Childers
Vice President – Fund Operations and Secretary of the Trust

November 1, 2023

13

APPENDIX A

ISSUED AND OUTSTANDING SHARES AS OF SEPTEMBER 15, 2023

Fund	Institutional Class	Investor Class
MyDestination 2015 Fund	23,944,129.314	44,070,826.480
MyDestination 2025 Fund	63,751,048.928	106,728,709.321
MyDestination 2035 Fund	62,915,468.412	86,106,084.259
MyDestination 2045 Fund	48,596,744.880	66,642,821.813
MyDestination 2055 Fund	15,719,973.435	20,580,345.620
Conservative Allocation Fund	9,690,936.952	29,345,181.494
Balanced Allocation Fund	26,582,923.759	84,745,594.863
Growth Allocation Fund	21,973,771.597	64,400,022.356
Aggressive Allocation Fund	20,305,015.605	63,770,202.869
Money Market Fund	967,131,941.470	542,941,736.140
Low-Duration Bond Fund	72,684,646.620	15,462,461.528
Medium-Duration Bond Fund	140,684,850.294	30,335,492.810
Global Bond Fund	53,453,745.728	12,578,110.628
Strategic Alternatives Fund	19,345,090.853	3,977,112.106
Defensive Market Strategies Fund	86,750,914.845	32,885,269.702
Impact Bond Fund	6,750,641.984	1,762,300.286
Impact Equity Fund	9,280,118.962	960,582.836
Equity Index Fund	53,530,765.570	18,646,799.891
Global Real Estate Securities Fund	21,570,925.035	9,280,983.578
Value Equity Index Fund	13,873,863.957	1,071,455.623
Value Equity Fund	32,494,084.838	20,784,818.911
Growth Equity Index Fund	12,126,766.518	2,939,169.570
Growth Equity Fund	30,542,567.049	31,847,044.022
Small Cap Equity Fund	28,776,953.048	16,313,189.498
International Equity Index Fund	79,026,288.081	1,306,363.203
International Equity Fund	55,806,747.746	23,523,571.223
Emerging Markets Equity Fund	74,178,138.916	11,803,284.195

A-1

APPENDIX B

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF

GUIDESTONE FUNDS

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2023 (Percentage of shares owned rounded to the nearest whole percentage)
MyDestination 2015 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	28,197,102.388	64%
MyDestination 2015 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	10,887,124.069	25%
MyDestination 2025 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	71,902,030.654	67%
MyDestination 2025 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	26,766,133.286	25%
MyDestination 2035 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	59,609,330.947	69%
MyDestination 2035 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	21,567,983.476	25%
MyDestination 2045 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	46,835,149.844	70%
MyDestination 2045 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	16,801,284.826	25%
MyDestination 2055 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	13,803,428.215	67%
MyDestination 2055 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	5,624,364.667	27%
Conservative Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	17,081,721.850	58%
Conservative Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	5,817,083.038	20%
Balanced Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	61,555,215.306	73%
Balanced Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	13,383,444.680	16%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2023 (Percentage of shares owned rounded to the nearest whole percentage)
Growth Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	45,831,931.778	71%
Growth Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	13,734,677.105	21%
Aggressive Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	50,900,750.887	80%
Aggressive Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	9,141,720.928	14%
Money Market Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	322,268,101.690	59%
Money Market Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	90,594,877.350	17%
Low-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	7,930,991.633	51%
Low-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,473,485.725	16%
Low-Duration Bond Fund Investor Class	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	1,343,655.364	9%
Low-Duration Bond Fund Investor Class	GuideStone Financial Resources Voluntary Annuity Plan (VAP) PO Box 819109 Dallas, TX 75381-9109	811,713.999	5%
Medium-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	15,791,215.787	52%
Medium-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,077,574.545	13%
Medium-Duration Bond Fund Investor Class	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	1,733,938.005	6%
Medium-Duration Bond Fund Investor Class	LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	1,602,897.945	5%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2023 (Percentage of shares owned rounded to the nearest whole percentage)
Global Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	6,231,074.990	50%
Global Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,614,042.742	13%
Global Bond Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	1,317,122.770	10%
Strategic Alternatives Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	2,308,224.513	58%
Strategic Alternatives Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	615,278.367	15%
Strategic Alternatives Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Cust Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	257,844.368	6%
Strategic Alternatives Fund Investor Class	GuideStone Financial Resources Voluntary Annuity Plan (VAP) PO Box 819109 Dallas, TX 75381-9109	240,998.648	6%
Defensive Market Strategies Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	18,249,805.934	56%
Defensive Market Strategies Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,842,338.393	15%
Impact Bond Fund Investor Class	Northern Trust as Custodian FBO GSFR Strategic Reserves PO Box 92956 Chicago, IL 60675	672,336.901	38%
Impact Bond Fund Investor Class	Northern Trust as Custodian FBO GSFR Operating Reserves PO Box 92956 Chicago, IL 60675	277,755.048	16%
Impact Bond Fund Investor Class	Northern Trust as Custodian FBO GSFR Protection Benefit PO Box 92956 Chicago, IL 60675	228,661.760	13%
Impact Bond Fund Investor Class	Northern Trust as Custodian FBO GSFR Restricted Insurance Reserves PO Box 92956 Chicago, IL 60675	219,552.714	12%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2023 (Percentage of shares owned rounded to the nearest whole percentage)
Impact Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	119,244.381	7%
Impact Bond Fund Investor Class	Northern Trust as Custodian FBO GSFR Retired Ministers Support PO Box 92956 Chicago, IL 60675	110,387.531	6%
Impact Equity Fund Investor Class	Northern Trust as Custodian FBO GSFR Strategic Reserves PO Box 92956 Chicago, IL 60675	470,160.479	49%
Impact Equity Fund Investor Class	Northern Trust as Custodian FBO GSFR Protection Benefit PO Box 92956 Chicago, IL 60675	190,250.387	20%
Impact Equity Fund Investor Class	Northern Trust as Custodian FBO GSFR Restricted Insurance Reserves PO Box 92956 Chicago, IL 60675	121,732.480	13%
Impact Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	76,955.434	8%
Impact Equity Fund Investor Class	Northern Trust as Custodian FBO GSFR Retired Ministers Support PO Box 92956 Chicago, IL 60675	59,015.504	6%
Equity Index Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	10,426,857.331	56%
Equity Index Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,882,815.775	15%
Equity Index Fund Investor Class	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	1,010,977.474	5%
Global Real Estate Securities Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	5,613,468.668	60%
Global Real Estate Securities Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,435,501.385	15%
Value Equity Index Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	561,863.877	52%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2023 (Percentage of shares owned rounded to the nearest whole percentage)
Value Equity Index Fund Investor Class	Northern Trust as Custodian FBO GSFR Strategic Reserves PO Box 92956 Chicago, IL 60675	304,306.755	28%
Value Equity Index Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	105,541.325	10%
Value Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	13,689,971.910	66%
Value Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	3,293,746.429	16%
Value Equity Fund Investor Class	LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	1,291,615.912	6%
Growth Equity Index Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	1,901,312.783	65%
Growth Equity Index Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	330,099.692	11%
Growth Equity Index Fund Investor Class	Northern Trust as Custodian FBO GSFR Strategic Reserves PO Box 92956 Chicago, IL 60675	301,159.962	10%
Growth Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	22,566,614.554	71%
Growth Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	5,053,670.768	16%
Small Cap Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	10,975,950.315	67%
Small Cap Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,472,431.154	15%
Small Cap Equity Fund Investor Class	LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	835,530.470	5%
International Equity Index Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	716,390.900	55%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2023 (Percentage of shares owned rounded to the nearest whole percentage)
International Equity Index Fund Investor Class	Northern Trust as Custodian FBO GSFR Strategic Reserves PO Box 92956 Chicago, IL 60675	295,062.417	23%
International Equity Index Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	90,269.110	7%
International Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	14,360,470.584	61%
International Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	3,562,523.867	15%
International Equity Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	1,348,004.818	6%
Emerging Markets Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	5,774,021.182	49%
Emerging Markets Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,617,014.086	14%
Emerging Markets Equity Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	1,514,892.824	13%
Emerging Markets Equity Fund Investor Class	LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	693,124.384	6%
Emerging Markets Equity Fund Investor Class	Northern Trust as Custodian FBO GSFR Protection Benefit PO Box 92956 Chicago, IL 60675	621,852.847	5%
MyDestination 2015 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	21,868,486.103	91%
MyDestination 2025 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	58,039,370.673	91%
MyDestination 2035 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	57,367,215.506	91%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2023 (Percentage of shares owned rounded to the nearest whole percentage)
MyDestination 2045 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	43,560,984.661	90%
MyDestination 2055 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	14,365,181.985	91%
Conservative Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	7,344,829.749	76%
Conservative Allocation Fund Institutional Class	GuideStone 403(b)(7) Employer Plans-XM PO Box 819109 Dallas, TX 75381-9109	668,288.685	7%
Conservative Allocation Fund Institutional Class	TIAA Trust, N.A. as Cust/Ttee of Retirement Plans Recordkept by TIAA Attn: Trust Operations 8500 Andrew Carnegie Blvd Charlotte, NC 28262-8500	537,968.711	6%
Balanced Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	18,688,636.487	70%
Balanced Allocation Fund Institutional Class	TIAA Trust, N.A. as Cust/Ttee of Retirement Plans Recordkept by TIAA Attn: Fund Operations 8500 Andrew Carnegie Blvd Charlotte, NC 28262-8500	3,396,804.831	13%
Growth Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	18,716,366.773	85%
Growth Allocation Fund Institutional Class	TIAA Trust, N.A. as Cust/Ttee of Retirement Plans Recordkept by TIAA Attn: Fund Operations 8500 Andrew Carnegie Blvd Charlotte, NC 28262-8500	1,575,496.422	7%
Growth Allocation Fund Institutional Class	GuideStone 403(b)(7) Employer Plans-XM PO Box 819109 Dallas, TX 75381-9109	1,247,403.864	6%
Aggressive Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	16,079,398.234	79%
Aggressive Allocation Fund Institutional Class	TIAA Trust, N.A. as Cust/Ttee of Retirement Plans Recordkept by TIAA Attn: Fund Operations 8500 Andrew Carnegie Blvd Charlotte, NC 28262-8500	1,357,489.149	7%
Aggressive Allocation Fund Institutional Class	Northern Trust as Custodian FBO GSFR Variable Benefit Plan PO Box 92956 Chicago, IL 60675	1,247,537.801	6%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2023 (Percentage of shares owned rounded to the nearest whole percentage)
Money Market Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	190,386,274.470	20%
Money Market Fund Institutional Class	Northern Trust as Custodian FBO GSFR Fixed Benefit PO Box 92956 Chicago, IL 60675	55,623,994.370	6%
Money Market Fund Institutional Class	GuideStone Financial Resources Money Market Liquidity Equity Index Fund PO Box 819109 Dallas, TX 75381-9109	49,722,272.820	5%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	20,874,473.943	29%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 819109 Dallas, TX 75381-9109	14,877,128.016	20%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	9,959,141.611	14%
Low-Duration Bond Fund Institutional Class	Northern Trust as Custodian FBO In Touch Ministries Inc Operations PO Box 92956 Chicago, IL 60675	4,532,216.851	6%
Low-Duration Bond Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,341,785.356	6%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	4,041,190.677	6%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	28,032,383.776	20%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	26,461,748.889	19%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	25,795,074.477	18%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2023 (Percentage of shares owned rounded to the nearest whole percentage)
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	12,108,527.688	9%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	9,607,735.266	7%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	8,961,921.451	6%
Medium-Duration Bond Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	8,769,368.491	6%
Global Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	11,913,716.606	22%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	10,646,592.436	20%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	9,655,728.648	18%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	4,316,789.314	8%
Global Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	4,105,641.937	8%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 PO Box 819109 Dallas, TX 75381-9109	3,356,948.874	6%
Global Bond Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	3,045,260.246	6%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	4,636,954.383	24%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2023 (Percentage of shares owned rounded to the nearest whole percentage)
Strategic Alternatives Fund Institutional Class	Northern Trust as Custodian FBO GSFR Fixed Benefit PO Box 92956 Chicago, IL 60675	2,627,430.655	14%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,333,548.092	12%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,025,877.014	10%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	1,612,417.840	8%
Strategic Alternatives Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,382,735.446	7%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	1,056,334.690	5%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	18,868,168.718	22%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	12,615,110.285	15%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	11,175,059.482	13%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	10,860,926.607	13%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	6,094,297.545	7%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	5,471,061.840	6%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2023 (Percentage of shares owned rounded to the nearest whole percentage)
Impact Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	1,986,812.753	29%
Impact Bond Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 819109 Dallas, TX 75381-9109	1,728,369.932	26%
Impact Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	1,632,320.762	24%
Impact Bond Fund Institutional Class	Northern Trust as Custodian FBO In Touch Ministries Inc Operations PO Box 92956 Chicago, IL 60675	465,097.352	7%
Impact Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,553,689.598	38%
Impact Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,767,072.726	30%
Impact Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,233,066.383	24%
Impact Equity Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 819109 Dallas, TX 75381-9109	709,844.549	8%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	11,785,113.435	22%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	11,314,122.204	21%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	8,171,136.309	15%
Equity Index Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	6,178,087.385	12%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2023 (Percentage of shares owned rounded to the nearest whole percentage)
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas, TX 75381-9109	5,685,963.295	11%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,612,595.982	17%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,029,703.038	14%
Global Real Estate Securities Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,823,298.528	13%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	2,618,904.554	12%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	2,517,447.110	12%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	2,165,171.104	10%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas, TX 75381-9109	1,215,724.837	6%
Value Equity Index Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	5,644,626.340	41%
Value Equity Index Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	4,154,853.703	30%
Value Equity Index Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,815,141.983	20%
Value Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	10,117,099.024	31%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2023 (Percentage of shares owned rounded to the nearest whole percentage)
Value Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	7,477,582.392	23%
Value Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	6,385,997.798	20%
Value Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	5,127,012.028	16%
Growth Equity Index Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	5,000,774.882	41%
Growth Equity Index Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,696,842.573	30%
Growth Equity Index Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,506,020.500	21%
Growth Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	10,143,236.660	33%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	7,815,668.969	26%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	5,771,001.311	19%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,944,041.087	13%
Small Cap Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,728,763.570	16%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	4,221,042.706	15%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2023 (Percentage of shares owned rounded to the nearest whole percentage)
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	4,001,865.265	14%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	2,900,705.482	10%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,896,706.441	10%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,144,024.480	7%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas, TX 75381-9109	2,028,470.636	7%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	1,473,746.702	5%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	21,874,170.387	28%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	20,965,066.335	27%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	15,137,558.998	19%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas, TX 75381-9109	10,544,913.839	13%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	4,530,674.004	6%
International Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	18,312,931.823	33%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of September 15, 2023 (Percentage of shares owned rounded to the nearest whole percentage)
International Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	13,522,762.461	24%
International Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	9,300,676.078	17%
International Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	6,436,544.482	12%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	12,159,926.542	16%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	11,643,770.097	16%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	11,189,110.865	15%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	9,028,137.524	12%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	8,107,333.491	11%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	6,246,711.622	8%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas, TX 75381-9109	5,605,564.547	8%